                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant (X)

Filed by a Party other than the Registrant (  )

Check the appropriate box:

( )  Preliminary Proxy Statement          ( )  Confidential, for Use of the
                                               Commission Only (as permitted
                                               by Rule 14a-6(e)(2)
(X)  Definitive Proxy Statement

( )  Definitive Additional Materials

( )  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

              First Citizens Bancorporation of South Carolina, Inc.
                (Name of Registrant as Specified In Its Charter)

      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fees (Check the appropriate box):

(X)      No fee required.

( )      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         1)   Title of each class of securities to which transaction applies:

         2)   Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4)   Proposed maximum aggregate value of transaction:

         5)   Total fee paid:

( )     Fee paid previously with preliminary materials

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)   Amount Previously Paid:

         2)   Form, Schedule or Registration Statement No.:

         3)   Filing Party:

         4)   Date Filed:

                         FIRST CITIZENS BANCORPORATION

                            OF SOUTH CAROLINA, INC.

                                1230 Main Street
                         Columbia, South Carolina 29202

             -----------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

             -----------------------------------------------------

   The Annual Meeting of Shareholders of First Citizens Bancorporation of South Carolina, Inc. ("Bancorp") will be held at 2:30 p.m. on Wednesday, April 25, 2001, in the Board Room on the third floor of the First Citizens Banking Center located at 1314 Park Street, Columbia, South Carolina.

   The purposes of the meeting are:

  (1) Fixing the Number of Directors: To consider a proposal to fix the number of directors to be elected at 19;

  (2) Election of Directors: To elect 19 directors of Bancorp for terms of one year or until their respective successors are duly elected and qualified; and,

  (3) Other Business: To transact any other business properly presented for action at the Annual Meeting.

   You are invited to attend the Annual Meeting in person. However, even if you plan to attend, you are requested to complete, sign and date the enclosed appointment of proxy and return it promptly in the accompanying envelope to ensure that a quorum is present at the Annual Meeting. Signing an appointment of proxy will not affect your right to revoke it or to attend the Annual Meeting and vote in person.

                                            By Order of the Board of Directors

                                            /s/ E. W. Wells

                                            E. W. Wells
                                            Secretary

March 26, 2001

                         FIRST CITIZENS BANCORPORATION
                            OF SOUTH CAROLINA, INC.
                                1230 Main Street
                         Columbia, South Carolina 29202

                        -------------------------------

                                PROXY STATEMENT

                        -------------------------------

                         ANNUAL MEETING OF SHAREHOLDERS

General

   This Proxy Statement is being furnished to shareholders of First Citizens Bancorporation of South Carolina, Inc. ("Bancorp") in connection with the solicitation by Bancorp's Board of Directors of appointments of proxy in the enclosed form for use at the Annual Meeting of Bancorp's shareholders (the "Annual Meeting") and at any adjournments of the meeting. The Annual Meeting will be held in the Board Room on the third floor of the First Citizens Banking Center located at 1314 Park Street, Columbia, South Carolina, at 2:30 p.m. on Wednesday, April 25, 2001. This Proxy Statement is being mailed to Bancorp's shareholders on or about March 26, 2001.

   References in this Proxy Statement to "FCBank" and "Exchange Bank" refer to Bancorp's bank subsidiaries, First-Citizens Bank and Trust Company of South Carolina and The Exchange Bank of South Carolina, Inc., and references to the "Banks" refer collectively to those bank subsidiaries.

Appointment and Voting of Proxies

   A form of "appointment of proxy" is included with this Proxy Statement which names E. Hite Miller, Sr., Jim B. Apple, and E. W. Wells (the "Proxies") to act as proxies and represent shareholders at the Annual Meeting. The Board of Directors requests that shareholders sign and date an appointment of proxy and return it to Bancorp in the enclosed envelope.

   Shares of Bancorp's common stock held of record by a shareholder who correctly executes an appointment of proxy and returns it to Bancorp before the Annual Meeting will be voted by the Proxies according to the shareholder's directions. If no directions are given by the shareholder in the appointment of proxy, then those shares will be voted by the Proxies "FOR" Proposal 1 and "FOR" the election of each of the nominees for director named in Proposal 2. If, at or before the time of the Annual Meeting, any nominee named in Proposal 2 has become unavailable or unwilling to serve as a director for any reason, the Proxies will have the discretion to vote for a substitute nominee named by the Board of Directors. The Board of Directors is not aware of any other business that will be brought before the Annual Meeting but, if any other matter is properly presented for action by shareholders, the Proxies will be authorized to vote shares represented by appointments of proxy according to their best judgment.

   Bancorp will pay all costs of this solicitation of appointments of proxy for the Annual Meeting, including costs of preparing and mailing this Proxy Statement. In addition to solicitation by mail, appointments of proxy may be solicited personally or by telephone by officers, employees and directors of Bancorp and the Banks, without additional compensation.

Revocation of Appointment of Proxy

   Any shareholder who executes an appointment of proxy may revoke it at any time before the voting takes place at the Annual Meeting by filing with Bancorp's Secretary either a written instrument revoking it or an executed appointment of proxy dated as of a later date, or by attending the Annual Meeting and announcing an intention to vote in person.

Record Date

   Bancorp's Board of Directors has set the close of business on March 9, 2001, as the record date (the "Record Date") for determining which shareholders are entitled to receive notice of and to vote at the Annual Meeting. A person must be a shareholder of record on the Record Date in order to be eligible to vote at the Annual Meeting.

Voting Securities

   On the Record Date, Bancorp's voting securities consisted of (i) 899,717 outstanding shares of $5 par value common stock ("Common Stock"), (ii) 51,680 outstanding shares of $50 par value preferred stock ("$50 Par Preferred," which includes 8,305 shares of Series A, 11,810 shares of Series B, and 31,565 shares of Series F, preferred stock), (iii) 6,021 outstanding shares of $20 par value Series C preferred stock ("$20 Par Preferred"), and (iv) 8,113 outstanding shares of no par value Series G preferred stock ("No Par Preferred"). Under South Carolina law, Bancorp's Common Stock, $50 Par Preferred, $20 Par Preferred and No Par Preferred are considered to constitute separate classes of stock. However, unless class voting is required by law, each outstanding share of Bancorp's voting securities is entitled to one vote, without distinction as to class or series, for each director to be elected and on each other matter submitted for voting. Class voting rights will not apply in the election of directors or the voting on Proposal 1 at the Annual Meeting.

Voting Procedures; Votes Required for Approval

   For Proposal 1 to be approved, the votes cast favoring the proposal must exceed the votes cast against it. In the election of directors, the 19 nominees receiving the highest numbers of votes will be elected. As long as a quorum is present, abstentions and broker non-votes will have no effect in the voting at the Annual Meeting.

   In the election of directors, shareholders may cumulate their votes by multiplying the number of shares they are entitled to vote by the number of directors to be elected and then casting that total number of votes for any one nominee or distributing the total number among two or more nominees. A shareholder who intends to cumulate his votes must either (i) give written notice of that intention, not less than 48 hours before the time fixed for the Annual Meeting, to an officer of Bancorp (who must announce that intention in the Annual Meeting), or (ii) announce that intention in the Annual Meeting before the voting for directors begins. Upon the announcement that any shareholder intends to vote cumulatively, all shareholders will be entitled to cumulate their votes. The form of appointment of proxy that accompanies this Proxy Statement authorizes the Proxies, at their discretion, to distribute their votes equally or unequally among the nominees named in Proposal 2 (or their substitutes) and in a manner which would tend to elect the greatest number of them as the number of votes entitled to be cast by the Proxies would permit.

Beneficial Ownership of Securities

   Principal Shareholders. As of the Record Date, the persons listed in the following table were known to Bancorp to own beneficially or of record 5% or more of a class of Bancorp's voting securities.

                                              Amount and
                                              Nature of
                         Name and Address     Beneficial   Percentage of Percentage of
Title of Class           of Beneficial Owner  Ownership(1) Class(2)      Total Votes(2)
------------------------ -------------------- -----------  ------------- -------------
Common Stock             Hope Holding Connell  56,059(3)       6.23%         5.81%
                         Raleigh, NC

                         Frank B. Holding     356,009(4)      39.57%        36.88%
                         Smithfield, NC

                         Lewis R. Holding     191,269(5)      21.26%        19.81%
                         Lyford Cay, Bahamas

                         North State Trustees  53,886(6)       5.99%         5.58%
                         Charlotte, NC

                                             Amount and
                                             Nature of
                         Name and Address    Beneficial   Percentage of Percentage of
Title of Class           of Beneficial Owner Ownership(1) Class(2)      Total Votes(2)
------------------------ ------------------- -----------  ------------- -------------
$50 Par Preferred        Pearl S. Arant         3,504         6.80%          .36%
                         Pageland, SC
                         Gladys W. Griggs       4,530         8.79%          .47%
                         Pageland, SC
                         Frank B. Holding       3,556(4)      6.90%          .37%
                         Smithfield, NC
                         E. W. Wells            3,600         6.99%          .37%
                         Columbia, SC
$20 Par Preferred        Peter M. Bristow         448(7)      7.44%          .05%
                         Columbia, SC
                         Carolina Bonded          462         7.67%          .05%
                         Storage Co.
                         Columbia, SC
                         William B. Jennings      311         5.17%          .03%
                         Cayce, SC
                         Frank B. Holding       2,268(4)     37.67%          .23%
                         Smithfield, NC
                         E. W. Wells              583         9.68%          .06%
                         Columbia, SC
No Par Preferred         Peter M. Bristow       1,257(7)     15.49%          .13%
                         Columbia, SC
                         Frank B. Holding       6,107(4)     75.27%          .63%
                         Smithfield, NC

--------
(1) Except as otherwise noted, to the best of Bancorp's knowledge each named individual exercises sole voting and investment power with respect to all shares.
(2) "Percentage of Class" reflects the listed shares as a percentage of the total number of outstanding shares of that class of stock. "Percentage of Total Votes" reflects the votes represented by the listed shares as a percentage of the aggregate votes represented by all outstanding shares of Bancorp's voting securities.
(3) Includes an aggregate of 4,482 shares of Common Stock held by Ms. Connell's spouse or by them as custodian for their children and with respect to which shares she disclaims beneficial ownership, and 35,000 shares held by a corporation which she may be deemed to control and with respect to which shares she may be deemed to exercise shared voting and investment power. Of the listed shares, 21,059 shares of Common Stock also are included in the shares shown as beneficially owned by Frank B. Holding, and 35,000 shares of Common Stock also are included in the shares shown as beneficially owned by Lewis R. Holding.
(4) Includes an aggregate of 56,125 shares of Common Stock held by certain corporations and other entities which Mr. F. Holding may be deemed to control and with respect to which shares he may be deemed to exercise shared voting and investment power, and an aggregate of 149,037 shares of Common Stock, 3,556 shares of $50 Par Preferred, 2,268 shares of $20 Par Preferred and 6,107 shares of No Par Preferred held by or in trust for Mr. Holding's spouse, adult children and their spouses, and with respect to which shares he disclaims beneficial ownership. Of the listed shares, 46,980 shares of Common Stock also are included in the shares shown as beneficially owned by Lewis R. Holding, and 448 shares of $20 Par Preferred and 1,257 shares of No Par Preferred also are included in the shares shown as beneficially owned by Peter M. Bristow.
(5) Includes 81,980 shares of Common Stock held by certain corporations and other entities which Mr. L. Holding may be deemed to control and with respect to which shares he may be deemed to exercise shared voting and investment power, and an aggregate of 11,286 shares of Common Stock held by or in trust for Mr. Holding's spouse and adult daughter and with respect to which shares he disclaims beneficial ownership. Of the listed shares, 46,980 shares also are included in the shares shown as beneficially owned by Mr. F. Holding, and 2,341 shares also are included in the shares shown as beneficially owned by North State Trustees.

(6) Consists of shares held by two irrevocable grantor trusts (the "1976 Trust" and the "1990 Trust") with respect to which Carmen Holding Ames currently is the sole beneficiary. Ms. Ames has sole power to direct the voting, and shared power (with the six trustees) to direct the disposition, of the 2,341 shares held by the 1976 Trust. The written agreement pertaining to the 1990 Trust provides that, in connection with their voting of the 51,545 shares held by that trust, the trustees will consult with the then current beneficiaries who are at least 40 years of age, but that the trustees will not be bound by the voting preference of any such beneficiary.

(7) Includes 448 shares of $20 Par Preferred and 200 shares of No Par Preferred held by Mr. Bristow's spouse and with respect to which shares he disclaims beneficial ownership. All listed shares also are shown as beneficially owned by Mr. F. Holding.

   Management. The following table reflects the beneficial ownership of all classes of Bancorp's equity securities as of the Record Date by its current directors, nominees for election as directors, and certain named executive officers, and by all current directors and executive officers of Bancorp as a group.

                        Name of                          Amount and Nature of    Percentage of Percentage of
Title of Class          Beneficial Owner                 Beneficial Ownership(1) Class(2)      Total Votes(2)
--------------          -------------------------------- ----------------------- ------------- --------------
Common Stock            Carmen Holding Ames                        2,441(3)            .27%          .25%
                        Jim B. Apple                                 346               .04%          .04%
                        Richard W. Blackmon                          110               .01%          .01%
                        Peter M. Bristow                          21,927(4)           2.44%         2.27%
                        George H. Broadrick                          118               .01%          .01%
                        Walter C. Cottingham DVM                   1,400(5)            .16%          .15%
                        David E. Dukes                               100               .01%          .01%
                        Jack M. Edwards                              435(6)            .05%          .05%
                        William E. Hancock III                     3,820(7)            .42%          .40%
                        Robert B. Haynes                          37,938(8)           4.22%         3.93%
                        Wycliffe E. Haynes                        38,043(9)           4.23%         3.94%
                        Lewis M. Henderson                             5               *             *
                        Frank B. Holding                         356,009(10)         39.57%        36.88%
                        Charles S. McLaurin III                      114               .01%          .01%
                        E. Hite Miller, Sr.                        8,306(11)           .92%          .86%
                        N. Welch Morrisette, Jr.                     118               .01%          .01%
                        E. Perry Palmer                              800               .09%          .08%
                        William E. Sellars                        37,998(12)          4.22%         3.94%
                        Henry F. Sherrill                          2,496               .28%          .26%
                        All directors and executive
                        officers as a group (26 persons)         407,387             45.28%        42.20%
$50 Par Preferred       Peter M. Bristow                             637(4)           1.24%          .07%
                        Frank B. Holding                           3,556(10)          6.90%          .37%
                        Dan H. Jordan                                367               .71%          .04%
                        All directors and executive
                        officers as a group (26 persons)           7,523             14.60%          .78%
$20 Par Preferred       Peter M. Bristow                             448(4)           7.44%          .05%
                        Frank B. Holding                           2,268(10)         37.67%          .23%
                        All directors and executive
                        officers as a group (26 persons)           2,851             47.35%          .30%
No Par Preferred        Peter M. Bristow                           1,257(4)          15.49%          .13%
                        Frank B. Holding                           6,107(10)         75.27%          .63%
                        All directors and executive
                        officers as a group (26 persons)           6,288             77.51%          .65%
Non-Voting Common (13)  Frank B. Holding                          18,806(10)         51.65%          --
                        All directors and executive
                        officers as a group
                        (26 persons)                              18,806             51.65%          --
Non-Voting Preferred
 (13)                   Peter M. Bristow                             254(4)          48.38%          --
                        Frank B. Holding                             378(10)         72.00%          --
                        All directors and executive
                        officers as a group
                        (26 persons)                                 378             72.00%          --

--------
(1) Except as otherwise noted, to the best of Bancorp's knowledge, each named individual, and individuals included in the group, exercise sole voting and investment power with respect to all shares.

 (2) "Percentage of Class" reflects the listed shares as a percentage of the total number of outstanding shares of that class of stock. "Percentage of Total Votes" reflects the votes represented by the listed shares as a percentage of the aggregate votes represented by all outstanding shares of Bancorp's voting securities. An asterisk indicates less than .01%.
 (3) Includes 2,341 shares held in trust for Ms. Ames' benefit and with respect to which shares she may be deemed to exercise shared voting and investment power.
 (4) Includes an aggregate of 19,643 shares of Common Stock, 383 shares of $50 Par Preferred, 448 shares of $20 Par Preferred, 200 shares of No Par Preferred and 104 shares of Non-Voting Preferred held by, or in trust for the benefit of, Mr. Bristow's spouse and with respect to shares he disclaims beneficial ownership. All listed shares also are shown as beneficially owned by Mr. F. Holding.
 (5) Includes 12 shares held by Dr. Cottingham jointly with his spouse and with respect to which shares he exercises shared voting and investment power.
 (6) Includes 35 shares held by Mr. Edwards' spouse and with respect to which shares he disclaims beneficial ownership.
 (7) Includes an aggregate of 2,836 shares held by two entities which Mr. Hancock may be deemed to control and with respect to which shares he may be deemed to exercise shared voting and investment power.
 (8) Includes 37,798 shares held by an entity which Mr. R. Haynes may be deemed to control and with respect to which shares he may be deemed to exercise shared voting and investment power. These shares also are shown as beneficially owned by Mr. W. Haynes and Mr. Sellars.
 (9) Includes 37,798 shares held by an entity which Mr. W. Haynes may be deemed to control and with respect to which shares he may be deemed to exercise shared voting and investment power. These shares also are shown as beneficially owned by Mr. R. Haynes and Mr. Sellars. Also includes 109 shares held by Mr. W. Haynes' spouse and with respect to which shares he disclaims beneficial ownership.
(10) Includes an aggregate of 56,125 shares of Common Stock and 18,806 shares of Non-Voting Common held by certain corporations and other entities which Mr. F. Holding may be deemed to control and with respect to which shares he may be deemed to exercise shared voting and investment power, and an aggregate of 149,037 shares of Common Stock, 3,556 shares of $50 Par Preferred, 2,268 shares of $20 Par Preferred, 6,107 shares of No Par Preferred, and 378 shares of Non-Voting Preferred held by or in trust for Mr. Holding's spouse, adult children and their spouses, and with respect to which shares he disclaims beneficial ownership. Of the listed shares, 21,902 shares of Common Stock, 637 shares of $50 Par Preferred, 448 shares of $20 Par Preferred, 1,257 shares of No Par Preferred, and 254 shares of Non-Voting Preferred also are included in the shares shown as beneficially owned by Mr. Bristow, and 8,076 shares of Common Stock also are shown as beneficially owned by Mr. Miller.
(11) Includes 8,076 shares held by a corporation which Mr. Miller may be deemed to control and with respect to which shares he may be deemed to exercise shared voting and investment power. These shares also are shown as beneficially owned by Mr. Holding.
(12) Includes 37,798 shares held by an entity which Mr. Sellars may be deemed to control and with respect to which shares he may be deemed to exercise shared voting and investment power. These shares also are shown as beneficially owned by Mr. R. Haynes and Mr. W. Haynes.
(13) Except as required by law, holders of Bancorp's Non-Voting Common and Non-Voting Preferred have no right to vote unless dividends are in arrears on such stock, in which case the holders may cast one vote per share in the election of directors.

Section 16(a) Beneficial Ownership Reporting Compliance

   Bancorp's directors and executive officers are required by federal law to file reports with the Securities and Exchange Commission regarding the amount of and changes in their beneficial ownership of Bancorp's equity securities. Based on its review of copies of those reports, Bancorp's proxy materials are required to disclose failures to report shares beneficially owned or changes in such beneficial ownership, or to timely file required reports, during the previous year. During 2000, and due to administrative error, reports filed by Craig L. Nix and Sharon W. Bryant at the time they became executive officers of Bancorp, and a report filed by Jay C. Case regarding a sale of shares, were filed with the Securities and Exchange Commission one day after their due dates.

                   PROPOSAL 1: FIXING THE NUMBER OF DIRECTORS

   Bancorp's Bylaws provide for a Board of Directors composed of not less than seven nor more than 34 directors. Bancorp's shareholders set the actual number of directors to be elected each year at the Annual Meeting. The Board of Directors currently consists of 19 directors, and a proposal will be submitted for voting by shareholders at the Annual Meeting that the number of directors to be elected remain fixed at 19.

   The Board of Directors recommends that shareholders vote "FOR" Proposal 1. To be approved, the number of votes cast in person and by proxy at the Annual Meeting in favor of the Proposal must exceed the number of votes cast against it.

                       PROPOSAL 2: ELECTION OF DIRECTORS

   Bancorp's directors are elected each year at the Annual Meeting for terms of one year or until their respective successors have been duly elected and have qualified. The 19 persons named below have been nominated by the Board of Directors for election as directors at the Annual Meeting.

                           Position(s) with        First      Principal Occupation and
 Name and Age              Bancorp and FCBank(1)   Elected(2) Business Experience
 ------------------------- ----------------------- ---------  ------------------------
 Carmen Holding Ames (3)   Director                  1992     Director, First Citizens
    32                                                        BancShares, Inc. and
                                                              First-Citizens Bank &
                                                              Trust Company, Raleigh,
                                                              NC; former assistant,
                                                              Susan B. Bozeman
                                                              Designs, Inc.
                                                              (residential interior
                                                              design); former office
                                                              manager, Interweb, Inc.
                                                              (web designer and
                                                              provider); former
                                                              showroom salesperson,
                                                              Scalamandre , Inc.
                                                              (decorative fabrics
                                                              manufacturer)

 Jim B. Apple              Director, President and   1993     Executive officer of
    48                     Chief Executive Officer            Bancorp and FCBank

 Richard W. Blackmon       Director                  1970     Owner, Richard Blackmon
    86                                                        Construction Co.
                                                              (construction and land
                                                              development)

 Peter M. Bristow (3)      Director, Executive       1999     Executive officer of
    34                     Vice President and                 Bancorp and FCBank
                           Chief Operating Officer

 George H. Broadrick       Director                  1972     Director and retired
    78                                                        President, First
                                                              Citizens BancShares,
                                                              Inc. and First-Citizens
                                                              Bank & Trust Company,
                                                              Raleigh, NC

 Walter C. Cottingham, DVM Director                  1999     Veterinarian; owner,
    68                                                        Cottingham Veterinary
                                                              Hospital

 David E. Dukes            None                       New     Attorney; managing
    42                                              nominee   partner, Nelson Mullins
                                                              Riley & Scarborough,
                                                              L.L.P. (law firm)

 William E. Hancock III    Director                  1976     President, Hancock
    54                                                        Buick/BMW Company (auto
                                                              dealer)

 Robert B. Haynes (4)      Director                  1972     Chairman and Vice
    55                                                        President, C. W. Haynes
                                                              and Company, Inc.
                                                              (mortgage banking and
                                                              real estate)

 Wycliffe E. Haynes (4)    Director                  1972     Vice President and
    57                                                        Treasurer, C. W. Haynes
                                                              and Company, Inc.
                                                              (mortgage banking and
                                                              real estate)

                          Position(s) with      First      Principal Occupation and
 Name and Age             Bancorp and FCBank(1) Elected(2) Business Experience
 ------------------------ --------------------- ---------  ------------------------
 Lewis M. Henderson       Director                1996     Senior member, Henderson
    47                                                     & Associates (certified
                                                           public accountants)
                                                           since 1999; previously,
                                                           partner with Tourville,
                                                           Simpson & Henderson
                                                           (certified public
                                                           accountants)

 Frank B. Holding (3)     Vice Chairman           1970     Executive Vice Chairman,
    72                                                     First Citizens
                                                           BancShares, Inc. and
                                                           First-Citizens Bank &
                                                           Trust Company, Raleigh,
                                                           NC; director, Southern
                                                           BancShares (N.C.), Inc.,
                                                           Mount Olive, NC

 Dan H. Jordan            Director                1970     Retired farmer and
    77                                                     businessman

 Charles S. McLaurin III  Executive                New     Executive officer of
    62                    Vice President         nominee   FCBank

 E. Hite Miller, Sr.      Chairman                1980     Executive officer of
    75                                                     Bancorp and FCBank until
                                                           December 2000

 N. Welch Morrisette, Jr. Director                1970     Retired attorney
    79

 E. Perry Palmer          Director                1993     Owner, E. P. Palmer
    65                                                     Corporation
                                                           (funeral service)

 William E. Sellars       Director                1970     President, C. W. Haynes
    76                                                     and Company, Inc.
                                                           (mortgage banking and
                                                           real estate)

 Henry F. Sherrill        Director                1970     Attorney; senior
    78                                                     partner,
                                                           Sherrill and Roof, LLP
                                                           (law firm)

--------
(1) Each Bancorp director also serves as a director of FCBank, and Messrs. Apple, Cottingham, Edwards and Miller also serve as directors of Exchange Bank.
(2) The term "First Elected" refers to the year in which each director originally was elected as a director of Bancorp or, if prior to Bancorp's organization in 1982, as a director of FCBank.
(3) Mr. Holding is Ms. Ames' uncle and Mr. Bristow's father-in-law. Mr. Bristow's spouse is Ms. Ames' first cousin.
(4) Robert B. Haynes and Wycliffe E. Haynes are brothers.

   The Board of Directors recommends that shareholders vote "FOR" each of the 19 nominees for director named above. The 19 nominees receiving the highest numbers of votes will be elected.

Meetings and Committees of the Boards of Directors

   Bancorp's Board of Directors held four regular meetings during 2000. All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and the committees on which they served, with the exception of Carmen Holding Ames whose absences were due to illness and other commitments.

   Bancorp's Board of Directors has several standing committees, including an Audit Committee which is further described below. Bancorp's Board does not have standing compensation or nominating committees or any other committees performing equivalent functions. However, as further described below, the Boards of Directors of FCBank and Exchange Bank have Compensation Committees.

Audit Committee

   Function. Bancorp's Audit Committee oversees the audit program conducted by FCBank's and Exchange Bank's internal audit staff and, subject to approval of Bancorp's Board of Directors, engages an independent accounting firm to conduct an annual audit of Bancorp's consolidated financial statements. The Committee receives reports from, and reviews non-audit services proposed by management to be provided by, Bancorp's independent accountants and receives and reviews reports of examinations of Bancorp, FCBank and Exchange Bank by their regulators. A copy of the current Charter of the Audit Committee, as adopted by Bancorp's Board of Directors, is included as Appendix A to this Proxy Statement. During 2000, the Audit Committee met four times.

   Members. The current members of the Audit Committee are George H. Broadrick -- Chairman, Jack M. Edwards, and Lewis M. Henderson. Each member of the Committee is "independent," as that term is defined by the listing standards of The Nasdaq Stock Market.

   Audit Committee Report. The Audit Committee has (i) reviewed Bancorp's audited consolidated financial statements for 2000 and discussed them with management, (ii) discussed with Bancorp's independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, as amended,
(iii) received written disclosures and a letter from Bancorp's independent accountants required by Independence Standards Board Standard No. 1, and (iv) discussed the independence of Bancorps's accountants with the accountants. Based on the above review and discussions, the Audit Committee recommended to Bancorp's Board of Directors that the audited financial statements be included in Bancorp's 2000 Annual Report on Form 10-K as filed with the Securities and Exchange Commission.

                               The Audit Committee:  George H. Broadrick
                                                     Jack M. Edwards
                                                     Lewis M. Henderson

Compensation Committee

   Function. Bancorp's executive officers are compensated by FCBank for their services as officers of FCBank, and they receive no salaries or other separate compensation from Bancorp. Therefore, while Bancorp's Board of Directors does not have a compensation committee, FCBank's Board of Directors has a separate Compensation Committee. As further described below, the Compensation Committee makes recommendations to FCBank's Board regarding the salaries of its executive officers, including those officers who also serve as executive officers of Bancorp, and with respect to such other compensation matters as it deems appropriate. During 2000, FCBank's Compensation Committee met three times.

   Members. FCBank's Compensation Committee consists of George H. Broadrick -- Chairman, William E. Sellars, and Henry F. Sherrill who serve as directors of both FCBank and Bancorp.

   Compensation Committee Interlocks and Insider Participation. Mr. Sellars is President of C. W. Haynes and Company, Inc. ("C. W. Haynes") and serves as a consultant to FCBank with respect to matters relating to real estate and mortgage lending. During 2000, FCBank paid $5,250 per month to C. W. Haynes as reimbursement for Mr. Sellars' services. That arrangement is expected to continue during 2001 at a rate of $5,486 per month.

   Mr. Sherrill provided legal services to Bancorp and FCBank during 2000 as their general counsel, and he is expected to continue to provide those services during 2001. During 2000, Bancorp and FCBank paid an aggregate of $233,849 to Mr. Sherrill's law firm, Sherrill and Roof, LLP, for legal services.

   Compensation Committee Report on Executive Compensation. FCBank attempts to provide compensation at levels that will enable it to attract and retain qualified and motivated individuals as officers and employees. Currently, FCBank's executive compensation program includes only base salary and contributions to the individual accounts of all participating employees (including executive officers) under FCBank's Section 401(k) salary deferral plan. However, the Bank also provides other employee benefit and welfare plans customary for companies of its size (including a defined benefit pension plan), and from time to time it pays cash bonuses for special recognition purposes or under business incentive programs. The Compensation Committee administers FCBank's compensation program and has responsibility for matters involving the compensation of executive officers.

   For 2000, the Compensation Committee established a recommended salary for certain executive officers of FCBank (including the Chief Executive Officer) based on an evaluation of each officer's individual level of responsibility and performance. The Committee's recommendations were reported to and subject to the approval of the Board of Directors, which made all final decisions regarding the salaries of executive officers. The performance of individual executive officers and FCBank's financial performance generally were considered by the Committee and the Board of Directors in connection with the setting of salaries for 2000. However, except as further described below with respect to
E. Hite Miller, Sr., the setting of salaries largely is subjective and there are no specific formulae, objective criteria, or other such mechanisms by which adjustments to each executive officer's salary are tied empirically to individual performance or to FCBank's financial performance.

   From April 21, 1998, until December 31, 2000, Mr. Miller, who currently serves as Chairman of Bancorp and FCBank, was employed by FCBank pursuant to an employment agreement which provided that his salary be increased annually by a percentage not less than the average percentage of increases granted to other officers of FCBank whose salaries are required to be approved by the Compensation Committee. Mr. Miller's active employment ceased on December 31, 2000.

   Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the deductibility of annual compensation in excess of $1,000,000 paid to certain executive officers of public corporations. As none of FCBank's executive officers receive annual compensation approaching that amount, FCBank's Board of Directors has not adopted a policy with respect to Section 162(m).

                               The Compensation Committee: George H. Broadrick
                                                           William E. Sellars
                                                           Henry F. Sherrill

Director Fees

   During 2000, Bancorp's directors (with the exception of Mr. Holding, Mr. Sellars, and directors who were executive officers of Bancorp or FCBank) received $650 for attendance at each meeting of Bancorp's Board and $500 for attendance at each meeting of the Audit Committee and certain other committees not held in conjunction with a Board meeting. For 2001, the fee for attendance at Board meetings will increase to $1,000. Directors (other than those named above) also receive fees for their service as directors of FCBank or Exchange Bank. FCBank's directors receive $350 per meeting of its Board, and $500 for attendance at each meeting of the Executive or Trust Committees and meetings of certain other committees not held in conjunction with a meeting of that Board. Directors of Exchange Bank receive $550 per quarter for their service as directors and $550 for attendance at each meeting of that Board's Executive Committee.

Executive Officers

   The following table lists the current executive officers of Bancorp and FCBank.

 Name and Age                 Position and Previous Business Experience
 ---------------------------- -------------------------------------------------
 Jim B. Apple (48)            President (since April 1994) and Chief Executive
                              Officer (since April 1998) of Bancorp and FCBank;
                              prior to April 1998, served as Bancorp's and
                              FCBank's Chief Operating Officer

 Frank B. Holding (72)        Vice Chairman of Bancorp and FCBank

 Peter M. Bristow (34)        Executive Vice President and Chief Operating
                              Officer of Bancorp and FCBank (since October
                              1999); previously served as Senior Vice President
                              (1997-1999) and Vice President (1995-1997) of
                              FCBank

 Jay C. Case (59)             Executive Vice President of Bancorp (since 1998)
                              and FCBank (since 1995); Chief Financial Officer
                              of Bancorp and FCBank

 David G. Barnett (41)        Executive Vice President (since October 1999) and
                              Retail Division Executive (since November 1998)
                              of FCBank; previously, served as Senior Vice
                              President (1996-1999); prior to 1996, employed by
                              NationsBank as Senior Vice President

 Charles S. McLaurin III (62) Executive Vice President and Retail Division
                              Executive of FCBank (since July 1995), and Vice
                              Chairman and a director of Exchange Bank;
                              previously served as Senior Vice President and Regional Supervisor of FCBank

 Sharon W. Bryant (39)        Senior Vice President (since July 1999), Human
                              Resources Director (since June 1999) and Trust
                              and Investor Services Director (since January
                              2000) of FCBank; prior to June 1999, served as
                              Senior Vice President and Midland Area Executive
                              for First Union National Bank

 Charles D. Cook (57)         Senior Vice President and Commercial Lending
                              Director of FCBank; Director of Exchange Bank

 Craig L. Nix (29)            Senior Vice President and Treasurer of Bancorp
                              and Senior Vice President and Controller of
                              FCBank (since January 2000); previously served as
                              Audit Manager (1998-1999) and Senior Auditor
                              (1993-1997), PricewaterhouseCoopers LLP, and
                              Audit Director of Financial Services (1997-1998),
                              Resource Bancshares Mortgage Group, Inc.
                              (mortgage banking)

 Edgar L. Prosser (47)        Senior Vice President and Consumer Lending
                              Director of FCBank (since April 1995); previously
                              served as Vice President and Consumer Loan
                              Manager

 Mike E. Toole (47)           Audit Services Director of Bancorp and FCBank

 E. W. Wells (58)             Secretary of Bancorp, FCBank and Exchange Bank;
                              Senior Vice President of FCBank

Executive Compensation

   The following table describes the cash and certain other compensation received or deferred by the Chief Executive Officer and certain other executive officers of Bancorp and FCBank for the years indicated. Bancorp's officers are compensated by FCBank for their services as officers of FCBank, and they receive no salaries or other separate compensation from Bancorp.

                           SUMMARY COMPENSATION TABLE

                                          Annual Compensation
                                    -------------------------------
                                                    Other Annual    All Other
Name and Principal Position    Year Salary(1) Bonus Compensation(2) Compensation(3)
---------------------------    ---- --------- ----- --------------- ---------------
E. Hite Miller, Sr. (4)        2000 $275,210  $-0-       $-0-           $83,800
 Chairman of the Board         1999  268,954   -0-        -0-            80,149
                               1998  243,750   -0-        -0-            80,146

Jim B. Apple                   2000  302,187   -0-        -0-             7,522
 President and                 1999  271,594   -0-        -0-             7,600
 Chief Executive Officer       1998  218,752   -0-        -0-             7,550

Jay C. Case                    2000  221,730   -0-        -0-             7,953
 Executive Vice President and  1999  202,586   -0-        -0-             7,618
 Chief Financial Officer       1998  167,397   -0-        -0-             7,200

Charles S. McLaurin III        2000  186,811   -0-        -0-             7,890
 Executive Vice President      1999  171,530   -0-        -0-             7,849
                               1998  156,686   -0-        -0-             7,060

Peter M. Bristow               2000  178,516   -0-        -0-             7,960
 Executive Vice President and  1999  135,738   -0-        -0-             6,028
 Chief Operating Officer       1998   78,118   -0-        -0-             3,582

--------
(1) Includes amounts deferred at the election of each executive officer pursuant to FCBank's Section 401(k) plan.

(2) In addition to compensation paid in cash, executive officers receive certain personal benefits. The value of such benefits received by each named executive officer during each year did not exceed 10% of his cash compensation for that year.

(3) Except in the case of Mr. Miller, the 2000 amounts consist entirely of FCBank's contributions on behalf of each named executive officer to FCBank's Section 401(k) plan. The 2000 amount shown for Mr. Miller includes $75,875 in benefits under FCBank's pension plan and FCBank's $7,904 contribution on his behalf to the Section 401(k) plan. Although Mr. Miller was actively employed by FCBank during 2000, under federal law mandatory pension plan distributions began during 1995 when he reached age 70 1/2.

(4) During 2000, Mr. Miller was employed by FCBank pursuant to an employment agreement which provided for his salary to be increased annually by a percentage not less than the average percentage of increases granted to other officers of FCBank whose salaries must be approved by the Compensation Committee. Although he continues to serve as Chairman of Bancorp and FCBank, Mr. Miller's active employment ceased on December 31, 2000. He will receive the payments called for by his employment agreement until its expiration on April 28, 2001.

Pension Plan

   The following table shows, for various numbers of years of service and levels of compensation, the estimated benefits currently payable to a participant at normal retirement age under FCBank's qualified defined benefit pension plan (the "Pension Plan") based on federal tax laws in effect on January 1, 2001.

                                      Years of Service
                   -------------------------------------------------------
       Final
      Average        10      15      20      25      30      35      40
    Compensation    Years   Years   Years   Years   Years   Years   Years
    ------------    -----   -----   -----   -----   -----   -----   -----
    $100,000       $16,081 $24,122 $32,162 $40,203 $48,244 $56,284 $62,284
     125,000        20,706  31,059  41,412  51,766  62,119  72,472  79,972
     150,000        25,331  37,997  50,662  63,328  75,994  88,659  97,659
     175,000        29,956  44,934  59,912  74,891  89,869 104,847 115,347
     200,000        34,581  51,872  69,162  86,453 103,744 121,034 133,034
     225,000        39,206  58,809  78,412  98,016 117,619 137,222 140,000
     250,000        43,831  65,747  87,662 109,578 131,494 140,000 140,000
     275,000        48,456  72,684  96,912 121,141 140,000 140,000 140,000
     300,000        53,081  79,622 106,162 132,703 140,000 140,000 140,000
     350,000        62,331  93,497 124,662 140,000 140,000 140,000 140,000

   Benefits shown in the table are computed as straight life annuities beginning at age 65 and are not subject to a deduction for Social Security benefits or any other offset amount. Those benefits will be actuarially increased or decreased if benefit payments begin after or before age 65. A participant's annual compensation covered by the Pension Plan includes base salary (including amounts deferred pursuant to FCBank's Section 401(k) plan) and are based on his or her "final average compensation," which is the participant's highest average covered compensation for any five consecutive years during his or her last ten complete calendar years as a Pension Plan participant. However, under current tax laws, $170,000 is the maximum amount of annual compensation for 2001 that can be included for purposes of calculating a participant's final average compensation, and the maximum annual benefit that may be paid to a participant retiring at age 65 is $140,000. In the case of participants who begin receiving benefits before or after age 65, the maximum benefit amount is actuarially adjusted. The maximum years of credited service which may be counted in calculating benefits under the Pension Plan is 40 years.

   The credited years of service and final average compensation, respectively, as of January 1, 2001, for each of the executive officers named in the Summary Compensation Table above are as follows: Mr. Miller -- 40 years and $137,537; Mr. Apple -- 8 years and $160,000; Mr. Case -- 26.5 years and $158,463; Mr. McLaurin-- 36 years and $151,223; and Mr. Bristow -- 9 years and $88,442. Under federal law, mandatory Pension Plan distributions begin when a participant reaches age 70 1/2. While he remained actively employed by FCBank, Mr. Miller began receiving benefits under the Pension Plan during 1995.

Employment Contracts, Termination of Employment, and Change-in-control Arrangements

   In addition to benefits under the Pension Plan, FCBank is party to a separate agreement with each of certain senior officers of Bancorp and FCBank under which FCBank has agreed to make monthly payments to the officer for a period of ten years following retirement at age 65 (or at such other age as is agreed upon between FCBank and the officer). In return for those payments, each officer has agreed to provide certain limited consultation services to, and not "compete" (as defined in the agreement) against, FCBank during the payment period. If the officer dies prior to retirement, or during the payment period following retirement, the payments due under the agreement will be paid to the officer's designated beneficiary or estate. The amounts of monthly payments provided for in the agreements currently in effect between FCBank and each of the executive officers named in the Summary Compensation Table above are as follows: Mr. Miller -- $5,208; Mr. Apple -- $5,208; Mr. Case-- $3,899; Mr.
McLaurin -- $3,094; and Mr. Bristow -- $2,396.

Performance Graph

   The following graph compares the cumulative total shareholder return ("CTSR") on Bancorp's Common Stock during the previous five fiscal years with the CTSR over the same measurement period for the Nasdaq-U.S. index and the Nasdaq Banks index. The graph assumes $100 invested on December 31, 1995, and that dividends are reinvested in additional shares.

  Comparison of Five-year Cumulative Total Shareholder Return among Bancorp's
          Common Stock, the Nasdaq Banks Index and the Nasdaq-US Index


[GRAPHIC]
Year       Bancorp        Nasdaq Banks       Nasdaq-US
------    --------        ------------       ---------
1995        $100             $100              $100
1996         156              132               123
1997         243              221               151
1998         254              220               213
1999         230              211               395
2000         217              241               238

Transactions with Related Parties

   FCBank and Exchange Bank have had, and expect to have in the future, banking transactions in the ordinary course of their business with certain of their and Bancorp's directors and executive officers, and their associates. All loans included in those transactions during 2000 were made on substantially the same terms, including interest rates, repayment terms and collateral, as those prevailing at the time the loans were made for comparable transactions with other persons, and those loans did not involve more than the normal risk of collectibility or present other unfavorable features.

   FCBank is party to a contract with First-Citizens Bank & Trust Company, Raleigh, North Carolina ("FCB/NC"), pursuant to which FCB/NC provides FCBank with data and item processing, investment, accounting and management consulting services (including the services of Frank B. Holding as Vice Chairman of Bancorp and FCBank), and services as trustee for FCBank's Pension Plan and
Section 401(k) plan.

FCB/NC is the wholly-owned subsidiary of First Citizens BancShares, Inc. ("BancShares"). Mr. Holding, a director of Bancorp and FCBank and a principal shareholder of Bancorp, and Lewis R. Holding, also a principal shareholder of Bancorp, are directors and executive officers of BancShares and FCB/NC and also are principal shareholders of BancShares. George H. Broadrick and Carmen Holding Ames, directors of Bancorp and FCBank, also are directors of BancShares and FCB/NC. The Bank's contract with FCB/NC was negotiated at arms-length and was approved by FCBank's Board of Directors, with Mr. Holding, Ms. Ames and Mr. Broadrick abstaining from the voting. Based on its comparison of the terms of the contract in previous years with terms available to it from other providers of the services being obtained from FCB/NC, management of FCBank believes the terms of its contract with FCB/NC, including prices, are no less favorable to FCBank than could be obtained from an unrelated provider.

   Lewis M. Henderson's accounting firm, Henderson & Associates, performed general, non-audit related accounting services for FCBank's Trust Department during 2000 and is expected to continue to provide those services during 2001.

   David E. Dukes' law firm, Nelson Mullins Riley & Scarborough, L.L.P., provided legal services to FCBank during 2000 and is expected to continue to provide those services during 2001.

   Certain other specific relationships or transactions with related parties are described above under the caption "Compensation Committee Interlocks and Insider Participation."

                            INDEPENDENT ACCOUNTANTS

Appointment of Independent Accountants

   Bancorp's current independent accounting firm, PricewaterhouseCoopers LLP, has been reappointed by the Audit Committee to serve as Bancorp's independent accountants for 2001. Representatives of PricewaterhouseCoopers LLP are expected to attend the Annual Meeting and be available to respond to appropriate questions, and they will have the opportunity to make a statement if they desire to do so.

Services and Fees During 2000

   As Bancorp's independent accountants for 2000, PricewaterhouseCoopers LLP provided various audit and non-audit services for which Bancorp was billed for fees as further described below. Bancorp's Audit Committee has considered whether PricewaterhouseCoopers LLP's provision of non-audit services is compatible with maintaining its independence.

   Audit Fees. PricewaterhouseCoopers LLP audited Bancorp's annual consolidated financial statements for the year ended December 31, 2000, included in its 2000 Annual Report on Form 10-K, and, during 2000, it reviewed the consolidated financial statements included in Bancorp's Quarterly Reports on Form 10-Q. The aggregate amount of fees billed to Bancorp for those services was $92,000.

   Financial Information Systems Design and Implementation Fees. During 2000, PricewaterhouseCoopers LLP did not provide any services related to financial information systems design and implementation.

   All Other Fees. In addition to the services listed above, during 2000 PricewaterhouseCoopers LLP provided certain other services for which the aggregate amount of fees billed to Bancorp was $132,000.

                             SHAREHOLDER PROPOSALS

   Any proposal of a shareholder which is intended to be presented for action at the 2002 Annual Meeting must be received by Bancorp in writing at its main office in Columbia, South Carolina, no later than November 26, 2001, to be considered timely received for inclusion in the proxy statement and form of appointment of proxy distributed by Bancorp in connection with that meeting. In order for a proposal to be included in Bancorp's proxy materials for a particular meeting, the person submitting the proposal must own, beneficially or of record, at least 1% or $2,000 in market value of the shares of Bancorp's stock entitled to be voted on that proposal at the meeting, and must have held those shares for a period of at least one year and continue to hold them through the date of the meeting. Also, the proposal and the shareholder submitting it must comply with certain other eligibility and procedural requirements contained in rules of the Securities and Exchange Commission.

   Written notice of a shareholder proposal intended to be presented at the 2002 Annual Meeting, but which is not intended to be included in Bancorp's proxy statement and form of appointment of proxy, must be received by Bancorp at its main office in Columbia, South Carolina, no later than February 8, 2002, in order for that proposal to be considered timely received for purposes of the Proxies' discretionary authority to vote on other matters presented for action by shareholders at that meeting.

                             ADDITIONAL INFORMATION

   Bancorp is subject to the reporting requirements of the Securities Exchange Act of 1934 and files reports and other information, including proxy statements, annual reports and quarterly reports, with the Securities and Exchange Commission.

   A copy of Bancorp's 2000 Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, will be provided without charge upon the written request of any shareholder entitled to vote at the Annual Meeting. Requests for copies should be directed to E. W. Wells, Secretary, First Citizens Bancorporation of South Carolina, Inc., Post Office Box 29, Columbia, South Carolina 29202 (telephone 803-733-2003).

March 26, 2001

                                                                      Appendix A

             FIRST CITIZENS BANCORPORATION OF SOUTH CAROLINA, INC.

                                    CHARTER
                                       OF
                              THE AUDIT COMMITTEE
                                       OF
                             THE BOARD OF DIRECTORS

                                 April 26, 2000

                            Audit Committee Purpose

   The Audit Committee of the Board of Directors of First Citizens Bancorporation of South Carolina, Inc., shall be appointed by the Board of Directors to assist the Board of Directors ("Board") in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

(a) Monitor the integrity of the financial reporting process and systems of internal controls of First Citizens Bancorporation of South Carolina, Inc., and of First Citizens Bank and Trust Company of South Carolina, and of the Exchange Bank of South Carolina, and of all other subsidiaries, direct or indirect, of First Citizens Bancorporation of South Carolina, Inc. ("Companies") regarding finance, accounting, and legal compliance.

(b) Monitor the independence and performance of the independent accountants and oversee the internal audit functions of the Companies.

(c) Provide an avenue of communication among the independent accountants, management, and the internal Audit Department, and the Board.

   The Audit Committee shall have the authority to conduct any investigation appropriate to fulfilling its responsibilities and have direct access to the independent accounts as well as anyone in the organizations. The Audit Committee shall have the ability to retain, at its discretion without prior permission, its own outside counsel and any other special legal, accounting, or other consultants or experts it deems necessary, and is authorized to charge the Companies for such services.

                            Composition and Meetings

   The Audit Committee of the Board shall:

(a) Consist of not less than three nor more than five directors of First Citizens Bancorporation of South Carolina, Inc. The member's qualifications shall comply with the requirements of all regulatory authorities, including the Securities and Exchange Commission ("SEC") and the Federal Deposit Insurance Corporation ("FDIC"), and the determination of compliance is to be made by the Board.

(b) Have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements. At least one member of the Audit Committee shall have accounting or financial management expertise. At least two members of the Audit Committee shall have banking or related financial management expertise as defined by the SEC and the FDIC. These determinations shall be made by the Board.

(c) Be elected by the Board for a term of one year or until the committee member's successor shall be elected and qualified, unless earlier terminated at the pleasure of the Board; provided the term shall end if the committee member shall die, resign, no longer be a Director or be ineligible to continue as a member of the Audit Committee. As a part of the election process, the Board shall determine the eligibility of all Audit Committee members. The Chairman of the Audit Committee shall select its Secretary and shall maintain minutes and other relevant records of its meetings and decisions.

(d) Meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee shall meet at least annually in private executive session with independent accounts, the senior internal audit executive, and as a committee to discuss any matters that the Audit Committee or each of these groups believe should be discussed.

                          Responsibilities and Duties

Review Procedures

   The Audit Committee shall:

(a) Review and reassess the adequacy of its Charter at least annually, submit it with any proposed amendment to the Board for approval, and have the documents published at least every three years.

(b) Review with management and the independent public accountants the annual audited financial statements prior to filing or distribution. The review should include discussion with management and independent accounts of significant issues regarding accounting principles, practices and judgements.

(c) In consultation with management, the independent accounts, and the internal auditors, consider the integrity of the financial reporting processes and controls, discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures, and review significant findings prepared by the independent accountants and the internal Audit Department together with management's responses, where appropriate.

(d) Review with management and the independent public accountants management's report on its responsibilities for and assessment of the effectiveness of the internal control structure over financial reporting and compliance with safety and soundness laws and regulations as designated by the FDIC.

(e) Review, to the extent it deems appropriate, the supervisory examination reports of state and federal agencies and consideration given or corrective action taken by management to such reports.

(f) Be promptly notified of any suspicious activity report appropriately filed and shall review, to the extent it deems appropriate, any such reports.

Independent Accountants

   The independent accountants are ultimately accountable to the Audit Committee and the Board. The Audit Committee shall:

(a) Review the independence, and performance of the independent accountants and annually recommend to the Board the appointment of the independent accountants or approve any discharge of the independent accountants when circumstances warrant.

(b) Approve the fees and other significant compensation to be paid to the independent accounts, including but not limited to, pre-approval of all non-audit services being provided by the independent public accountants.

(c) Review and discuss with the independent accountants, on an annual basis, all significant relationships the independent accountants have with the Companies that could impair the independent accountants' independence. The Audit Committee shall review and discuss with the independent accounts the independent accountant's independence and their written disclosures on independence in accordance with Independent Standards Board Standard No. 1.

(d) Review the independent accountants' audit plan; discuss scope, staffing, locations, reliance upon management and internal audit, and general audit approach.

(e) Prior to releasing the year-end earnings, discuss the results of the audit with the independent accounts and discuss certain matters required to be communicated to audit committee in accordance with SAS 61.

(f) Consider the independent accountants' judgements about the quality of the accounting principles as applied in the financial reporting of the Companies.

Internal Audit Department

   The Audit Committee shall:

(a) Review the budget, plan, changes in the plan, activities, organizational structure, and qualifications of the internal Audit Department, as needed.

(b) Oversee the appointment, performance, and replacement of the senior internal audit executive.

(c) Review significant reports prepared by the internal Audit Department together with management's action plan.

Other Responsibilities

   The Audit Committee shall:

(a) Annually prepare a report to shareholders and include the report in the annual proxy statement.

(b) On at least an annual basis, review with counsel of the Companies, any legal matters that could have a significant impact on the organization's financial statements, compliance with applicable laws and regulations, and inquires received from regulators or governmental agencies.

(c) Perform any other activities consistent with its purpose, formation, and governing law, as the Audit Committee or the Board deem necessary or appropriate.

(d) Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the forgoing activities.

             FIRST CITIZENS BANCORPORATION OF SOUTH CAROLINA, INC.
                                1230 Main Street
                               Post Office Box 29
                         Columbia, South Carolina 29202

            APPOINTMENT OF PROXY SOLICITED BY THE BOARD OF DIRECTORS

  The undersigned hereby appoints E. Hite Miller, Sr., Jim B. Apple, and E. W. Wells (the "Proxies"), and any substitute appointed by them, as the undersigned's attorneys and proxies, and authorizes each of them, jointly and severally, to represent and vote as directed below all shares of the voting securities of First Citizens Bancorporation of South Carolina, Inc. ("Bancorp") held of record by the undersigned on March 9, 2001, at the Annual Meeting of Shareholders of Bancorp to be held in the Board Room on the third floor of the First Citizens Banking Center located at 1314 Park Street, Columbia, South Carolina, at 2:30 p.m. on April 25, 2001, or at any adjournments of the meeting. The undersigned hereby directs that shares represented by this appointment of proxy be voted as follows:

1. NUMBER OF DIRECTORS: Proposal to fix the number of directors to be elected at 19.
                    [_] FOR      [_] AGAINST      [_] ABSTAIN

2. ELECTION OF DIRECTORS: Proposal to elect 19 directors of Bancorp for terms of one year or until their successors are duly elected and qualified.

[_] FOR all nominees listed         [_] WITHHOLD AUTHORITY
    below (except as indicated          to vote for all
    otherwise on the line below)        nominees listed below

Nominees:
      C. H. Ames; J. B. Apple; R. W. Blackmon; P. M. Bristow; G. H.
      Broadrick; W. C. Cottingham; D. E. Dukes; W. E. Hancock III;
      R. B. Haynes; W. E. Haynes; L. M. Henderson; F. B. Holding; D. H. Jordan; C. S. McLaurin III; E. H. Miller, Sr.; N. W. Morrisette, Jr.;
      E. P. Palmer; W. E. Sellars; and H. F. Sherrill
Instruction:To withhold authority to vote for any individual nominee(s), write the nominee's name(s) on the line below.

--------------------------------------------------------------------------------
3. OTHER BUSINESS: On such other matters as may properly come before the Annual Meeting, the Proxies are authorized to vote the shares represented by this appointment of proxy in accordance with their best judgment.

 PLEASE DATE AND SIGN THIS APPOINTMENT OF PROXY ON THE REVERSE SIDE AND RETURN
                    IT TO BANCORP IN THE ENVELOPE PROVIDED.

The shares represented by this appointment of proxy will be voted as directed above. In the absence of any direction, the Proxies will vote shares represented by this appointment of proxy "FOR" Proposal 1 and "FOR" the election of each nominee listed in Proposal 2 above by casting an equal number of votes for each such nominee. If, at or before the time of the Annual Meeting, any nominee listed in Proposal 2 has become unavailable or unwilling to serve as a director for any reason, the Proxies are authorized to vote for a substitute nominee designated by the Board of Directors. If cumulative voting is in effect in the election of directors, the Proxies may, at their discretion, cumulate the votes represented by the shares to which this appointment of proxy relates and cast them on a basis other than equally for the nominees named in Proposal 2 (or their substitutes) and for less than all such nominees, but in a manner which would tend to elect the greatest number of those nominees (or their substitutes) as the number of votes cast by them would permit.

                                          Dated _______________ , 2001
                                          ______________________________ (SEAL)
                                                        (Signature)
                                          ______________________________ (SEAL)
                                                (Signature if held jointly)

                                          Please date and sign exactly as name
                                          appears below. When shares are held
                                          by joint tenants, both should sign.
                                          When signing as attorney, executor,
                                          administrator, trustee or guardian,
                                          please give full title as such. If a
                                          corporation, please sign full
                                          corporate name by president or other
                                          authorized officer. If a
                                          partnership, please sign in
                                          partnership name by authorized
                                          person.

                                          Important: To insure that a quorum
                                          is present at the Annual Meeting,
                                          please send in your appointment of
                                          proxy whether or not you plan to
                                          attend. Even if you send in your
                                          appointment of proxy, you will be
                                          able to vote in person at the Annual
                                          Meeting, if you so desire.